UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2008

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05558	75-1277589
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2461 South Clark Street, Suite 630
Arlington, Virginia  22202
(Address of principal executive offices) (Zip Code)

(703) 236-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01                      Change in Registrant’s Independent Registered Public Accounting Firm.

(a)           Former independent registered public accounting firm

On March 28, 2008, the Board of Directors of Katy Industries, Inc. (the “Company”) approved the recommendation of the Audit Committee of the Company’s Board of Directors to dismiss PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company for periods ending after December 31, 2007.

The reports of PwC on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2007 and 2006, and through March 28, 2008, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements of the Company for such years. During the fiscal years ended December 31, 2007 and 2006, and through March 28, 2008, there have been no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except as discussed below. Pursuant to disclosures in the Item 9A section of the Form 10-K/A of the Company for the year ended December 31, 2006, in the Item 4 section of Forms 10-Q of the Company for the quarters ended September 30, 2007 and June 30, 2007 and in the Item 4 section of the Form 10-Q/A of the Company for the quarter ended March 31, 2007, the Company disclosed the following material weaknesses in internal controls over financial reporting and disclosure controls and procedures:
•
The Company did not maintain a proper level of segregation of duties, specifically the verification process of physical raw material inventory on hand and the operational handling of this inventory; and

•	The Company did not maintain sufficient oversight of the raw material inventory counting and reconciliation process.

Management of the Company believes that the two material weaknesses disclosed above resulted in the restatement of the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2006 and as of and for the quarter ended March 31, 2007.

The Company has authorized PwC to respond fully to any inquiries of the successor independent registered public accounting firm for the Company regarding the two material weaknesses discussed above.

The Company has provided PwC with a copy of the above disclosures and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)           New independent registered public accounting firm

On March 28, 2008, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Company’s Board of Directors to appoint UHY LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2008.

During the fiscal years ended December 31, 2007 and 2006 and through March 28, 2008, UHY LLP was not consulted by the Company regarding (1) the application of accounting principles to any completed or proposed transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements for such years, or (3) any other accounting, auditing, or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                   Description

16.1                                Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission,dated March 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ Amir Rosenthal
Amir Rosenthal
Vice President, Chief Financial Officer,
General Counsel and Secretary

Date:  March 28, 2008

Exhibits

Exhibit No.                   Description

16.1                                Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission,dated March 28, 2008.